Exhibit 10.25

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

This Quality Agreement is established between:

the Quality Agreement — Giver:

DSM Biomedical, Inc. d.b.a. DSM Biomedical, a corporation organized and existing under the laws of Delaware/USA, having its principal office at 735 Pennsylvania Ave., Exton, PA 19341 USA.

Hereafter referred to as “DSM Biomedical”

and

the Quality Agreement — Acceptor:

Cardiva Medical, Inc, a corporation organized and existing under the laws of Delaware/USA, having its principal office at 2900 Lakeside Drive #160, Santa Clara, CA 95054 USA.

Hereafter referred to as “Cardiva”

This agreement relates to:

Manufacturing location(s): 735 Pennsylvania Drive, Exton, PA 19341 USA

Product: See Appendix I. Hereafter referred to as “PRODUCT”

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

Table of Contents

APPENDICES1

1.	Definitions	3

2.	Purpose & Scope	3

3.	Escalation of Product Incidents*	3

4.	Dispute Resolution	3

5.	Agreement Maintenance	3

6.	Responsibilities	4

7.	Revision History	7

8.	Quality Agreement Approval	8

APPENDICES1

Appendix I	List of Product(s) & Receiving Sites

Appendix II	Main Contacts

Appendix III	Example Certificate of Conformance

[1]

Appendices have their respective revision and approval control. Each appendix may be updated individually and independently upon mutual agreement by both parties without impacting the prior terms and conditions of this quality agreement and the other appendices.

It is the responsibility of all involved parties to follow the current version of the main document of the quality agreement and the current version of the appendices.

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

1.	DEFINITIONS

GMP:	Good Manufacturing Practice means the part of quality assurance which ensures that products are consistently produced and controlled in accordance with the quality standards appropriate to their intended use.

Qualification:	Action of proving and documenting that equipment or ancillary systems are properly installed, work correctly, and lead to the expected results. Qualification is part of validation, but the individual qualification steps alone do not constitute process validation.

Quality Agreement:	This written, formalized, binding agreement between DSM Biomedical and Cardiva detailing the agreed-upon quality requirements and responsibilities for the Products and/or services, and for the quality systems and structures used to ensure quality and regulatory compliance.

Quality Control (QC):	The part of GMP designed to evaluate the manufacturing output of uniform batches to confirm that they conform to established specifications.

Recall/Withdrawal:	Tracing and recovery as far as possible, to a desired distribution level (distribution centers, clinical sites, marketplace) of a particular batch or of a series of batches of product or investigational product which has left the control of the manufacturing, marketing or research company and has been found to be in violation of a company or regulatory standard or, where safety, efficacy, purity, or quality of the product or investigational product is questionable. In some markets, the term “withdrawal” many be used for legal classification purposes. A recall is the removal of a marketed product which a Regulatory/Health Authority considers to be in violation of the laws it administers.

Supply Agreement:	The formal written document, which details the business and logistics requirements of DSM Biomedical’s supply of Products to Cardiva.

2.	PURPOSE & SCOPE

This Quality Agreement defines the conditions to be fulfilled by the Supplier, DSM Biomedical, to ensure compliance with the applicable regulatory requirements. A Supplier is defined as a Manufacturer of raw materials, components, or finished product, or a Distributor or Contractor who performs further processing, packaging, or testing of raw materials, components, or finished product. This agreement has to be signed by the Authorized person of the Supplier and formally authorized to represent and commit the Supplier’s company. All conditions listed below are to be considered as critical success parameters if we are to enter into a mutually beneficial agreement with a Customer. These conditions and requirements are relevant and pertinent only to those activities related to the Products delivered by the Supplier to applicable Cardiva companies.

Any Change with impact on the contents of this document shall be promptly communicated to Cardiva prior to its implementation.

This Quality Agreement is not intended to represent or enable a purchase contract or to describe financial terms, which are exclusively covered by the Supply Agreement. In case of any inconsistency between the terms and provisions of this Quality Agreement with the terms and provisions of the Supply Agreement, the terms and provisions of the Supply Agreement shall prevail, except with regard to the allocation of medical device responsibilities, for which this Quality Agreement shall be prevailing. This Quality Agreement does not represent or replace the Supply Agreement or any other agreement and/or amendment(s) thereto among Cardiva and DSM Biomedical.

This Quality Agreement shall become effective as of the date of the last approval signature and shall expire upon the expiration of the Supply Agreement. DSM Biomedical confirms that if materials used during the manufacturing are from animal origin, then it will always comply with the applicable international legal requirements for animal derived material use in medical devices and provide required documentation as applicable.

3.	ESCALATION OF PRODUCT INCIDENTS

DSM Biomedical is responsible to escalate any PRODUCT incidents, if necessary. DSM Biomedical shall support Cardiva in their escalation process and shall therefore maintain internal procedures and data collection to ensure proper evaluation, assessment of criticality, and timely notification of product issues requested by Cardiva. The data collection shall cover at minimum information obtained from product complaints, laboratory test results (release), deviations, batch rejections, validations, and proof of execution, as related to product manufactured for Cardiva. Requested information shall be forwarded to Cardiva in a timely manner to ensure patient safety, limit product supply interruption, as well as to enable compliance to Regulatory requirements.

4.	DISPUTE RESOLUTION

For any disputes arising in quality related matters, the ultimate decision will reside with the senior management of the quality departments of both parties who shall in good faith promptly attempt to resolve the dispute. If the parties cannot reach agreement, the matter shall be resolved in accordance with the dispute resolution provisions of the Supply Agreement.

5.	AGREEMENT MAINTENANCE

This Quality Agreement shall come into force upon the signature of the contractual parties.

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

Amendments and additions to this Quality Agreement and its appendices shall only be carried out on mutual consent and shall only be valid upon approval by the parties.

This Quality Agreement can be reviewed and updated upon request by either party. Otherwise review of this agreement will be part of the Cardiva GMP audit preparation and execution.

6.	RESPONSIBILITIES

No.	Responsibilities	Cardiva	DSM Biomedical	N/A
1	Compliance

1.1	DSM Biomedical shall manufacture PRODUCT under this Agreement in compliance with the U.S. Quality System Regulation (QSR); ISO 13485; [***]; [***]; [***], to the extent that they apply to the components of the PRODUCT; as well as in accordance with DSM Biomedical’s protocols (together the “Regulations”).		X

1.2	Cardiva PRODUCTs fulfil the requirements of [***] to control the source(s) of raw materials, finished products, production processes, and sub-contractors as it relates to materials of animal origin. Details of how compliance is achieved is evaluated and determined annually through supplier management.	X	X

1.3	Obtain and maintain all applicable registrations and licenses per legal and regulatory requirements	X

1.4	Upon request, agree to provide reasonable assistance to Cardiva in obtaining any such registrations; including providing information to regulatory agency requesting the information to the extent such information is readily available or can be developed at minimal cost to DSM Biomedical; alternatively, Cardiva agrees to [***], provided DSM Biomedical gives reasonable advance notice to Cardiva of the tasks DSM Biomedical intends to undertake. Confidential disclosures will be made by DSM Biomedical directly to the third-party agency, on behalf of Cardiva; Cardiva’s direct access to data will remain limited to non-confidential or non-proprietary reports customarily provided by DSM Biomedical.		X

1.5	Conform to an established, documented, and maintain a quality system to ensure qualified facilities/equipment/personnel/processes/methods/materials are employed in the manufacture/quality control/storage and distribution of the product, as applicable, for compliance to the relevant GMP and to ensure no adverse impact to the product quality.		X

1.6	Mutually agree upon specifications for the PRODUCTs which are the subject of this agreement.	X	X

1.7	Changes to the agreed upon specifications must be mutually agreed upon and communicated in writing between the parties to this agreement, except for regulatory requirement changes or changes that do not impact product quality, which can be implemented without mutual agreement. Regulatory requirement changes must be implemented by the regulatory requirement implementation date.	X	X

1.8	Manufacture PRODUCTs that conform to the mutually agreed upon specifications.		X

1.9	Shall have a quality agreement with third parties used for production, packaging. testing or processing the PRODUCTs in any manner, which could be reviewed during an audit.		X

2	Manufacturing, Packaging, and Labeling

2.1	Document that manufacturing and packaging process are fit for purpose. Demonstrate the commissioning of critical systems and equipment used in the manufacture and control of the PRODUCTs.		X

2.2	Agree upon special labelling requirements.	X	X

2.3	Material shall be labeled with identity, batch number/manufacturing date at any time during warehousing, production, QC testing, storage and transferring.		X

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

No.	Responsibilities	Cardiva	DSM Biomedical	N/A
2.4	Product identity, batch number/manufacturing date shall be specified on the product label.		X

3	Quality Control

3.1	Supplied PRODUCT shall meet specifications and shall be subject to quality control inspection by DSM Biomedical in accordance with DSM Biomedical’s quality control standards and systems.		X

3.2	Raw material and/or components shall be supplied from an approved qualified source.		X

3.3	Perform incoming control of the raw materials, primary packaging components, in-process and final QC release testing, and monitoring of the product in accordance with the manufacturing and QC instruction, specifications, or instructions, and GMP.		X

3.4	Sampling plan for the quality control testing shall be statistical.		X

4	Documentation and Records

4.1	Certificate of Conformance listing the manufacturing address shall be supplied with each batch.		X

4.2	Certificate of Conformance will be prepared according to the agreed upon specifications or an agreed upon alternative that is defined in this agreement (an example COC is attached in Appendix III).		X

4.3	Agree upon special Certificate of Conformance requirements.	X	X

4.4	Records required by the agreed upon quality system will be maintained for a period of [***] years from approval.		X

5	Storage and Distribution

5.1	Ensure that PRODUCTs are stored and shipped in accordance with Cardiva’s recommended storage conditions.		X

6	Batch Release

6.1	PRODUCT shall only be released for shipment to Cardiva after the batch records and QC test results have been reviewed and reported, and all deviations investigated by a qualified person or designee, ensuring the PRODUCT complies with agreed upon specifications.		X

6.2	No product with a deviation or compliance failure which in DSM Biomedical’s reasonable estimation may impact the safety or effectiveness of the PRODUCT shall be released to Cardiva without prior notification and authorization by Cardiva.	,	X

7	Change Control

7.1	Changes will be evaluated and communicated based upon agreed criteria and timelines.	X	X

7.2

DSM Biomedical shall not implement any changes to any process, system, or activity that in DSM Biomedical’s reasonable estimation may impact the safety or efficacy of the PRODUCT or requires a regulatory submission without prior written approval from a Cardiva Quality representative. Changes that shall be communicated and approved by Cardiva prior to the implementation include:

•  Change to the production, composition, characteristics, specifications, or products used during the manufacturing process which are from animal origin, that may impact the safety or effectiveness of the PRODUCT,

•  change of production site,

•  change to the process ([***] which could reasonably impact the product characteristics, quality, [***] status).

X

8	Nonconformance

8.1	All non-conformances should be investigated. Where applicable this includes the identification of the root cause, a risk analysis (including the risk to other lots and the impact to other test results) of the actions taken for correction of the problem, prevention of future occurrence and the formal conclusion by Quality Assurance. If an investigation reveals that there is an impact to PRODUCTs received by Cardiva, DSM		X

9	Out-of-Specification (OOS)

9.1	Out-of-specification (OOS) test results should be investigated and documented according to a documented procedure.		X

10	Deviations

10.1	If deviations from an established process are recorded, there should be evidence of suitable investigations and a review of the quality of the PRODUCTs.		X

10.2	Confirmed OOS results on any deviation or unusual situation that is likely to adversely affect timely delivery or continued distribution of PRODUCTs or that is likely to adversely affect batches of PRODUCTs already supplied to Cardiva should be immediately reported to Cardiva [***].		X

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

11	Complaints

11.1	Have a written procedure to investigate and document quality related complaints. A root cause analysis, actions taken for correction of the problem, prevention of future occurrence and the formal conclusion will be provided to Cardiva within a reasonable time after receipt of the complaint.	X	X

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

No.	Responsibilities	Cardiva	DSM Biomedical	N/A
11.2	Complaints made shall at least indicate DSM Biomedical’s batch number of the component and complaint subject. The complaint shall be communicated to DSM Biomedical within [***] days of identification. Samples will be provided where appropriate and available.	X

11.3	The parties shall cooperate in the exchange of information required to effectively conduct an investigation.	X	X

12	Recall

12.1	In the case of a recall of the PRODUCTS, DSM Biomedical shall inform Cardiva without unreasonable delay of the planned recall.		X

12.2	Have a written recall procedure.	X	X

12.3	Cardiva shall notify DSM Biomedical of any finished product recall which has been investigated or is under investigation and has potential to be related to the quality of the PRODUCTS, as soon as possible.	X

12.4	The parties shall cooperate in the exchange of information required to effectively conduct a recall or recall investigation.	X	X

13	Auditing

13.1	Audits shall seek to verify that DSM Biomedical has performed and continues to perform quality related activities in compliance with the Quality Agreement and applicable regulatory requirements. Cardiva’s right to perform or have performed audits does not in any way limit the obligation of DSM Biomedical to perform its activities in compliance with the Quality Agreement and applicable regulatory requirements.		X

13.2	If required, a confidentiality agreement will be executed within a reasonable period of time prior to the audit.	X	X

113	Cardiva shall provide the notification to DSM Biomedical at least [***] days prior to scheduling an audit of the facilities.	X

13.4	Agree that periodic audits are performed at DSM Biomedical’s site no more than [***] for a maximum of [***] and up to [***]. In the event of a “For Cause” audit, the number of audit days and personnel will be mutually agreed upon prior to the audit. Agree that Cardiva may conduct periodic audits or accept third-party certifications in lieu of on-site audit. Cardiva shall send DSM Biomedical a formal audit report within no more than [***] days after the audit.	X

13.5	DSM Biomedical shall issue responses within [***] days to all observations in writing to Cardiva. Where DSM Biomedical commits to a corrective action, a description and timeframe for completion will be included in the written response.		X

13.6	Any Cardiva Notified Body or Competent Authority may perform unannounced inspections or audits of DSM Biomedical at its facility. To the extent that DSM Biomedical reasonably believes that providing Cardiva with access to such sites would compromise Cardiva’s obligations of confidentiality to third parties or require the disclosure of any confidential information or trade secrets, DSM Biomedical shall grant such access to an independent third party designated by Cardiva in its reasonable discretion, and reasonably acceptable to DSM Biomedical, to conduct such audit. DSM Biomedical shall have the right to review any report furnished by such third party and delete any information it deems a confidential trade secret or the disclosure of which would violate such confidentiality obligations, prior to the release of said report to Cardiva,	X	X

13.7	Audit Reports are the property of DSM Biomedical. If so requested by Regulatory Authorities or as required by applicable law, DSM Biomedical may disclose all or part of Audit Reports to Regulatory Authorities without prior approval by Cat-diva. Furthermore, DSM Biomedical may, if so requested, disclose Audit Reports to licensees, distributors, or customers of DSM Biomedical or its affiliates or any other Third Party to whom Cardiva or its affiliate supply PRODUCT or any products that incorporate PRODUCT, provided that DSM Biomedical or its affiliate has an agreement in place with such Third Party that includes appropriate confidentiality obligations.		X

7.	REVISION HISTORY

Version	Date	Changes
01	28-August-2018	Initial Release.

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

8.	QUALITY AGREEMENT APPROVAL

On behalf of DSM Biomedical:

Signature:	/s/ Dennis King
Signer Name: Dennis King
Signing Reason: I have reviewed this document
Signing Time: 7/16/2019 11:46:47 AM PDT

Date:

Dennis King

Director, Quality Assurance

Signature:	/s/ Tim Shannon	/s/ Inne Verhoeven
	Signer Name: Tim Shannon	Signer Name: Inne Verhoeven
	Signing Reason: I have reviewed this document	Signing Reason: I approve this document
	Signing Time: 10/23/2018 4:46:50 AM PDT	Signing Time: 10/29/2018 11.50.38 AM PDT

Date:
Tim Shannon		Inne Verhoeven
Business Director, Global		Senior Business Unit Controller
VP & BM, Global Commercialization

On behalf of Cardiva:

Signature:	/s/ Jennifer Lee
Date: 08/28/18
Jennifer Lee
Director of Quality Assurance and Engineering

Signature:	/s/ Terry Passarotti
Date: 08/28/18
Terry Passarotti
Director of Regulatory and Clinical Affairs

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

Appendix I: List of Product and Receiving Sites

Product Name	DSM Biomedical Product Part Number	Cardiva Product Part Number	Receiving Site
[***] Collagen Plug, [***]	[***]	[***]	To be determined per purchase order
[***] Collagen Plug, [***]	[***]	[***]	To be determined per purchase order

Appendix I Revision History

Version	Date	Changes
01	18-JULY-2018	Initial Release.

APPENDIX I APPROVAL

On behalf of DSM Biomedical:

Signature:

Date:

Dennis King

Director, Quality Assurance

Signature:	/s/ Tim Shannon	/s/ Inne Verhoeven
	Signer Name: Tim Shannon	Signer Name: Inne Verhoeven
	Signing Reason: I have reviewed this document	Signing Reason: I approve this document
	Signing Time: 10/23/2018 4:46:50 AM PDT	Signing Time: 10/29/2018 11.50.38 AM PDT

Date:
Tim Shannon		Inne Verhoeven
Business Director, Global		Senior Business Unit Controller
VP & BM, Global Commercialization

On behalf of Cardiva:

Signature:	/s/ Jennifer Lee
Date: 08/28/18
Jennifer Lee
Director of Quality Assurance and Engineering

Signature:	/s/ Michael Hendrix
Date: 08/28/18
Michael Hendrix
Director, Operations & Supply Chain Management

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

Appendix II: Main Contacts

DSM Biomedical	Cardiva
Account Manager:	Account Manager:
Tariq Abatis	Michael Hendrix
Sr. Global Account Manager	Director, Operations & Supply Chain Management
Phone: [***]	Phone: [***]
Email: [***]	Email: [***]

Send All Complaints To:
[***]

Quality:	Quality:
Chelsey Calvo	Jennifer Lee
Sr. Quality Engineer	Director, Quality Assurance and Engineering
Phone: [***]	Phone: [***]
Email: [***]	Email: [***]

Brianna Schehr
Quality Assurance Compliance Manager
Phone: [***]
Email: [***]

Regulatory:	Regulatory:
Jodi Raus	Terry Passarotti
Sr. Director, Clinical & Regulatory	Director of Regulatory and Clinical Affairs
Phone: [***]	Phone: [***]
Email: [***]	Email: [***]

Purchasing:	Purchasing:
Customer Service & Order Processing	Michael Hendrix
Phone: [***]	Director, Operations 8 Supply Chain Management
Email: [***]	Phone: [***]
Email: [***]

Appendix II Revision History

Version	Date	Changes
01	18-JULY-2018	Initial Release.

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

APPENDIX Il APPROVAL

On behalf of DSM Biomedical:

Signature:

Date:
Dennis King
Director, Quality Assurance

Signature:	/s/ Tim Shannon	/s/ Inne Verhoeven
	Signer Name: Tim Shannon	Signer Name: Inne Verhoeven
	Signing Reason: I have reviewed this document	Signing Reason: I approve this document
	Signing Time: 10/23/2018 4:46:50 AM PDT	Signing Time: 10/29/2018 11.50.38 AM PDT

Date:
Tim Shannon		Inne Verhoeven
Business Director, Global		Senior Business Unit Controller
VP & BM, Global Commercialization

On behalf of Cardiva:

Signature:	/s/ Jennifer Lee
Date: 08/28/18
Jennifer Lee
Director of Quality Assurance and Engineering

Signature:	/s/ Michael Hendrix
Date: 08/28/18
Michael Hendrix
Director, Operations & Supply Chain Management

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

Appendix III: Example Certificate of Conformance

CERTIFICATE OF CONFORMANCE

Supplier:     DSM Biomedical

Address:     735 Pennsylvania Drive

Exton, PA 19341

Customer:   CARDIVA MEDICAL, Inc

DSM Collagen Patch Part Number
DSM Lot Number
Manufacture Date
DSM Collagen Plug Part Number
DSM Collagen Plug Lot Number
Quantity
CARDIVA Part Number
CARDIVA P.O. Number

Attribute	Result	Specification
COMPOSITION	Pass	[***] Collagen
[***]	Pass	[***] to [***]%
[***]	Pass	[***] to [***]%
FORM	Pass	[***]
PROFILE	Pass	[***]
WIDTH OF BASE	Pass	[***] to [***]
LENGTH OF BASE	Pass	[***] to [***]
[***]	Pass	[***] to [***]

DSM certifies that the animal-derived collagen has been sourced and controlled (including ante and post mortem inspection) in accordance With ISO 22442 Part 2 and is therefore fit for human consumption.

QC Supervisor Signature
DSM Biomedical
Date

Appendix III Revision History

Version	Date	Changes
01I	18-JULY-2018	Initial Release.

Confidential

Quality Agreement of DSM Biomedical and Cardiva Medical, Inc

Version No.: 01; Issue Date: 07/18/2018

APPENDIX IlI APPROVAL

On behalf of DSM Biomedical:

Signature:

Date:

Dennis King

Director, Quality Assurance

Signature:	/s/ Tim Shannon	/s/ Inne Verhoeven
	Signer Name: Tim Shannon	Signer Name: Inne Verhoeven
	Signing Reason: I have reviewed this document	Signing Reason: I approve this document
	Signing Time: 10/23/2018 4:46:50 AM PDT	Signing Time: 10/29/2018 11.50.38 AM PDT

Date:
Tim Shannon		Inne Verhoeven
Business Director, Global		Senior Business Unit Controller
VP & BM, Global Commercialization

On behalf of Cardiva:

Signature:	/s/ Jennifer Lee
Date: 08/28/18
Jennifer Lee
Director of Quality Assurance and Engineering

Signature:	/s/ Michael Hendrix
Date: 08/28/18
Michael Hendrix
Director, Operations & Supply Chain Management